UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2004
                                                         -----------------
                              _____________________

                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                    33-18978                22-1441806
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


              728 Garden St
       Carlstadt, New Jersey 07072                          (201) 933-1600
          (Address of principal                  (Registrant's telephone number,
           executive offices)                             including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.14e-4(c))

Section 2 - Financial Information

Item 2.02.   Results of Operations and Financial Condition

     On November 17, 2004, the registrant issued a press release relating to its September 30, 2004 quarter. A copy of the press release is attached as Exhibit A and incorporated herein by reference. The Company filed its report on Form 10-Q for the period ended September 30, 2004 on November 15, 2004.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                   TEL-INSTRUMENT ELECTRONICS CORP


Date:  November 17, 2004           By     /s/ Harold K. Fletcher
                                          -----------------------
                                          /s/ Harold K. Fletcher
                                          Chairman and President




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